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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (date of earliest event reported):
                                  June 29, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


    Delaware                     0-25400                      75-2421746
    ---------                   ---------                   ---------------
  (State or other              (Commission                 (I.R.S. Employer
  jurisdiction of              File Number)                Identification No.)
  incorporation)


                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

               On June 29, 2001, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, regarding a contract termination.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1     Press Release dated June 29, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DAISYTEK INTERNATIONAL CORPORATION


                                    By:  /s/  JAMES R. POWELL
                                         ---------------------------------------
                                              James R. Powell
                                              President and Chief Executive
                                              Officer


Dated:  July 2, 2001




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                                INDEX TO EXHIBITS



         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

         99.1              Press Release dated June 29, 2001






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